Prospectus


> MARCH 28, 2004




ABERDEEN
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DUFF&PHELPS
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Phoenix-Duff & Phelps Real Estate Securities Fund






|GOODWIN|

Phoenix-Goodwin Emerging Markets Bond Fund


Phoenix-Goodwin Tax-Exempt Bond Fund









                                             Neither the Securities and Exchange Commission
                                             nor any state securities commission has approved
                                             or disapproved of these securities or determined
                                             if this prospectus is truthful or complete. Any
                                             representation to the contrary is a criminal offense.

                                             This prospectus contains important information
                                             that you should know before investing in Phoenix-
[logo]PHOENIX                                Aberdeen International Fund, Phoenix-Duff & Phelps
      INVESTMENT PARTNERS, LTD.              Real Estate Securities Fund, Phoenix-Goodwin
      Committed to Investor Success(SM)      Emerging Markets Bond Fund and Phoenix-Goodwin
                                             Tax-Exempt Bond Fund. Please read it carefully and
                                             retain if for future reference.

PHOENIX MULTI-PORTFOLIO FUND
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Phoenix-Aberdeen International Fund
  Investment Risk and Return Summary.......................................   1
  Fund Expenses............................................................   4
  Management of the Fund...................................................   5
Phoenix-Duff & Phelps Real Estate Securities Fund
  Investment Risk and Return Summary.......................................   7
  Fund Expenses............................................................  11
  Management of the Fund...................................................  12
Phoenix-Goodwin Emerging Markets Bond Fund
  Investment Risk and Return Summary.......................................  14
  Fund Expenses............................................................  19
  Management of the Fund...................................................  20
Phoenix-Goodwin Tax-Exempt Bond Fund
  Investment Risk and Return Summary.......................................  21
  Fund Expenses............................................................  25
  Management of the Fund...................................................  26
Additional Investment Techniques...........................................  27
Pricing of Fund Shares.....................................................  31
Sales Charges..............................................................  32
Your Account...............................................................  35
How to Buy Shares..........................................................  37
How to Sell Shares.........................................................  37
Things You Should Know When Selling Shares.................................  38
Account Policies...........................................................  39
Investor Services..........................................................  41
Tax Status of Distributions................................................  42
Financial Highlights.......................................................  43

PHOENIX-ABERDEEN INTERNATIONAL FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE
Phoenix-Aberdeen International Fund has an investment objective of high total return consistent with reasonable risk. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
> Under normal circumstances, at least 80% of the fund's assets are invested in foreign (non-U.S.) issuers located in three or more foreign countries. From time to time, the fund may have more than 25% of its assets invested in any major industrial or developed country.

> The fund invests primarily in common stocks of established foreign companies of any capitalization believed to have potential for growth of capital, income or both. At any time, the fund may invest exclusively or primarily either for growth or income.

> The adviser manages the fund's investment program and general operation of the fund. The subadviser manages the investments of the fund using a top-down regional allocation approach coupled with a bottom-up stock selection process. Country and geographic allocations are based on such economic, monetary and political factors as:

            o  prospects for relative economic growth among countries;

            o  expected levels of inflation;

            o  governmental policies influencing business decisions;

            o  relative price levels of the various capital markets;

            o  the outlook for currency relationships; and

            o  the range of individual investment opportunities available.

> Within the designated country allocations, the subadviser uses primary research to select individual securities for investment based on factors such as industry growth, management strength and treatment of minority shareholders, financial soundness, market share, company valuation and earnings strength.

Temporary Defensive Strategy: Under abnormal market or economic conditions, the fund may invest all of its assets in domestic and foreign short-term money market instruments, including government obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. When this allocation happens, the fund may not achieve its investment objective.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.

                                          Phoenix-Aberdeen International Fund  1

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES
If you invest in this fund, you risk losing your investment.

GENERAL
The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

FOREIGN INVESTING
Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, such as:

      o  less publicly available information about foreign countries;

      o  political and economic instability within countries;

      o differences in financial reporting standards and transaction settlement systems;

      o  the possibility of expropriation or confiscatory taxation; and

      o  changes in investment or exchange regulations.

Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rates. Exchange rate fluctuations can cause the value of your shares to decrease or increase. Generally, when the value of the U.S. dollar increases against the foreign currency in which an investment is denominated, the security tends to decrease in value which, in turn, may cause the value of your shares to decrease.

GROWTH STOCKS
Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall.

SMALL AND MEDIUM CAPITALIZATION COMPANIES
Companies with smaller capitalizations are often companies with limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

2  Phoenix-Aberdeen International Fund

PERFORMANCE TABLES
The bar chart and table below provide some indication of the risks of investing in the Phoenix-Aberdeen International Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

              CALENDAR YEAR            ANNUAL RETURN (%)
                  1993                        37.61
                  1994                        -0.08
                  1995                         9.68
                  1996                        17.39
                  1997                        10.94
                  1998                        25.90
                  1999                        27.27
                  2000                       -17.44
                  2001                       -25.53
                  2002                       -14.84
                  2003                        28.33

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 22.34% (quarter ending March 31, 1998) and the lowest return for a quarter was -21.88% (quarter ending September 30, 2002). Year to date performance through December 31, 2003 was 28.33%.

----------------------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS                                                              SINCE INCEPTION(2)
                                                                                        ------------------------
 (FOR THE PERIODS ENDING 12/31/03)(1)           1 YEAR      5 YEARS     10 YEARS         CLASS B      CLASS C
-------------------------------------------------------- ------------ -------------- -------------- ------------
 Class A
-------------------------------------------------------- ------------ -------------- -------------- ------------
    Return Before Taxes                          20.95%     -4.22%       3.77%            N/A          N/A
-------------------------------------------------------- ------------ -------------- -------------- ------------
    Return After Taxes on Distributions(3)       20.65%     -5.58%       1.50%            N/A          N/A
-------------------------------------------------------- ------------ -------------- -------------- ------------
    Return After Taxes on Distributions and      14.03%     -3.49%       3.22%            N/A          N/A
    Sales of Fund Shares(3)
-------------------------------------------------------- ------------ -------------- -------------- ------------
 Class B
-------------------------------------------------------- ------------ -------------- -------------- ------------
    Return Before Taxes                          23.20%     -3.79%        N/A             3.45%        N/A
-------------------------------------------------------- ------------ -------------- -------------- ------------
 Class C
-------------------------------------------------------- ------------ -------------- -------------- ------------
    Return Before Taxes                          27.53%       N/A         N/A              N/A        -3.94%
-------------------------------------------------------- ------------ -------------- -------------- ------------
 S&P 500(R) Index(4)                             28.71%     -0.57%      11.10%           11.90%       -1.83%
-------------------------------------------------------- ------------ -------------- -------------- ------------
 Morgan Stanley Capital International EAFE       39.17%      0.26%       4.78%            4.09%       -0.03%
 Index(5)
----------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.
(2) Class B Shares since July 15, 1994 and Class C Shares since March 30, 1999.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(4) The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes. The index's performance does not reflect sales charges.
(5) The Morgan Stanley Capital International (MSCI) EAFE Index measures foreign stock fund performance, which includes net dividends reinvested. Total return figures are net of foreign withholding taxes. The EAFE Index is an aggregate of 21 individual country indexes in Europe, Australia, New Zealand, and the Far East. The index's performance does not reflect sales charges.

                                          Phoenix-Aberdeen International Fund  3

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                               CLASS A           CLASS B           CLASS C
                                                                SHARES            SHARES            SHARES
                                                                ------            ------            ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                   5.75%              None              None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)         None              5%(a)             1%(b)

Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                        None              None              None

Redemption Fee                                                   None              None              None

Exchange Fee                                                     None              None              None
                                                          -------------------------------------------------------

                                                               CLASS A           CLASS B           CLASS C
                                                                SHARES            SHARES            SHARES
                                                                ------            ------            ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                                 0.75%             0.75%             0.75%

Distribution and Service (12b-1) Fees(c)                        0.25%             1.00%             1.00%

Other Expenses                                                  1.02%             1.02%             1.02%
                                                                -----             -----             -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            2.02%             2.77%             2.77%
                                                                =====             =====             =====

----------
(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.
(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

4  Phoenix-Aberdeen International Fund

-------------------------------------------------------------------------------
   CLASS               1 YEAR         3 YEARS        5 YEARS        10 YEARS
-------------------------------------------------------------------------------
   Class A              $ 768         $ 1,172        $ 1,600         $ 2,788
-------------------------------------------------------------------------------
   Class B              $ 680         $ 1,059        $ 1,464         $ 2,920
-------------------------------------------------------------------------------
   Class C              $ 380         $   859        $ 1,464         $ 3,099
-------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-------------------------------------------------------------------------------
   CLASS               1 YEAR         3 YEARS        5 YEARS        10 YEARS
-------------------------------------------------------------------------------
   Class B              $ 280         $   859        $ 1,464         $ 2,920
-------------------------------------------------------------------------------
   Class C              $ 280         $   859        $ 1,464         $ 3,099
-------------------------------------------------------------------------------



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISERS

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 39 mutual funds and as adviser to institutional clients. As of December 31, 2003, Phoenix had $25.8 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.


Aberdeen Fund Managers, Inc. ("Aberdeen") is the subadviser to the fund and is located at 300 S.E. 2nd Street, Suite 820, Fort Lauderdale, FL 33301. Aberdeen is a wholly-owned subsidiary of Aberdeen Asset Management PLC based in Aberdeen, Scotland. Together with its subsidiaries, Aberdeen Asset Management PLC provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios, and, through Aberdeen, U.S. mutual funds. Aberdeen has served as subadviser to Phoenix-Aberdeen Worldwide Opportunities Fund and the International Series of The Phoenix Edge Series Fund since 1998. As of December 31, 2003, Aberdeen Asset Management PLC had $41.3 billion in assets under management.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the general operations of the fund. Aberdeen, as subadviser, is responsible for day-to-day management of the fund's portfolio. Aberdeen manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

                                          Phoenix-Aberdeen International Fund  5

-------------------------------------------------------------------------------
                                              $1+ billion
                         $1st billion      through $2 billion      $2+ billion
-------------------------------------------------------------------------------
 Management Fee              0.75%               0.70%                0.65%
-------------------------------------------------------------------------------

Phoenix pays Aberdeen a subadvisory fee at the following rates:

-------------------------------------------------------------------------------
                                              $1+ billion
                         $1st billion      through $2 billion      $2+ billion
-------------------------------------------------------------------------------
 Subadvisory Fee            0.375%               0.35%               0.325%
-------------------------------------------------------------------------------

During the fund's last fiscal year, the fund paid total management fees of $436,785. The ratio of management fees to average net assets for the fiscal year ended November 30, 2003 was 0.75%.

PORTFOLIO MANAGEMENT
Aberdeen's senior strategy committee determines and monitors the fund's regional allocations across the globe on a monthly basis. An Aberdeen team of investment professionals located in offices spread around the world selects securities for the fund's portfolio.




6  Phoenix-Aberdeen International Fund

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES
Phoenix-Duff & Phelps Real Estate Securities Fund has an investment objective of capital appreciation and income with approximately equal emphasis. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
> Under normal circumstances, the fund invests 80% of its assets in publicly-traded real estate investment trusts (REITs) and companies that are principally engaged in the real estate industry. An issuer is considered principally engaged in the real estate industry if at least 50% of its gross revenues or net profits come from the ownership, development, construction, financing, management or sale of real estate. The fund, however, does not make direct investments in real estate. The fund's policy of investing 80% of its assets in real estate related securities may be changed only upon 60 days' written notice to shareholders.

> The fund will concentrate its assets in the real estate industry. The fund is non-diversified under federal securities laws.

> The fund intends to invest principally in equity REITs. Generally, REITs are publicly-traded companies that manage portfolios of real estate to earn profits for shareholders through investments in commercial and residential real estate. Equity REITs own real estate directly. The fund may also invest in mortgage REITs. Mortgage REITs make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools.

> The adviser uses a blended approach in its security selection process, combining a pursuit of growth and value. Securities are selected using a two-tiered screening process. First the adviser screens the universe of eligible securities for those that it believes offer the potential for reasonably-priced initial appreciation, continued dividend growth and that show signs the issuer is an efficient user of capital. Securities that survive this screening are further evaluated based on interviews and fundamental research that focus on the issuer's strength of management and property, financial and performance reviews.

> Securities are evaluated for sale if their market value exceeds the adviser's estimated value, its financial performance is expected to decline or if the adviser believes the security's issuer fails to adjust its strategy to the real estate market cycle.

Temporary Defensive Strategy: When the adviser believes there are extraordinary risks associated with investment in real estate market securities, the fund may invest up to 100% of its assets in short-term investments such as money market instruments, repurchase agreements, certificates

                            Phoenix-Duff & Phelps Real Estate Securities Fund  7
of deposits and bankers' acceptances. When this allocation happens, the fund may not achieve its investment objective.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES
If you invest in this fund, you risk losing your investment.

GENERAL
The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, the real estate industry and specific companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

NON-DIVERSIFICATION
As a non-diversified investment company, the fund is not limited in the proportion of assets that it may invest in the securities of any one issuer. Diversifying a fund's portfolio can reduce the risks of investing. As a non-diversified investment company, the fund may be subject to greater risk since it can invest a greater proportion of its assets in the securities of a small number of issuers. If the fund takes concentrated positions in a small number of issuers, changes in the price of those securities may cause the fund's return to fluctuate more than that of a diversified investment company.

REAL ESTATE INDUSTRY CONCENTRATION
Concentrating its investments in the real estate industry presents additional risk. Securities of companies in other industries may provide greater investment return in certain market conditions as compared to companies in the real estate industry. Moreover, conditions that negatively impact the real estate industry will have a greater impact on this fund as compared to a fund that does not concentrate in one industry.

The value of investments in issuers that hold real estate may be affected by changes in the values of real properties owned by the issuers. Likewise, investments in businesses related to the real estate industry may also be affected by the value of real estate generally or in particular geographical areas in which the businesses operated. A decline in real estate value may have a negative impact on the value of your shares.

Interest rates also can be a significant factor for issuers that hold real estate and those in related businesses. Increases in interest rates can cause or contribute to declines in real estate prices and can cause "slowdowns" in such related businesses as real estate sales and constructions.

8  Phoenix-Duff & Phelps Real Estate Securities Fund

REIT SECURITIES
REIT securities often are not diversified and may only finance a limited number of projects or properties, which may subject REITs to abrupt and large price movements. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of any credit extended and are affected by changes in interest rates. REITs are heavily dependent on cash flow from properties and, at times, the market price of a REIT's securities may be less than the value of the underlying real estate investment which may result in a lower price when the fund sells its shares in the REIT. REITs may trade less frequently and in lower volume than securities of other larger companies which may also contribute to REIT securities losing value. REITs are dependent on management skills, are not diversified, and are subject to the possibilities of failing to qualify for the federal tax exemption on distributed income and failing to maintain their exemptions under the 1940 Act. Assets invested in REITs incur a layering of expenses paid by the REIT that you, as a shareholder in the fund, indirectly bear.





                            Phoenix-Duff & Phelps Real Estate Securities Fund  9

PERFORMANCE TABLES
The bar chart and table below provide some indication of the risks of investing in the Phoenix-Duff & Phelps Real Estate Securities Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

              CALENDAR YEAR            ANNUAL RETURN (%)
                  1996                        32.77
                  1997                        21.83
                  1998                       -20.11
                  1999                         4.12
                  2000                        31.96
                  2001                         6.17
                  2002                        11.36
                  2003                        37.45

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 17.60% (quarter ending December 31, 1996) and the lowest return for a quarter was -12.15% (quarter ending September 30, 2002). Year to date performance through December 31, 2003 was 37.45%.

-------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                                            SINCE INCEPTION(2)
                                                                                      -----------------------
(FOR THE PERIODS ENDED 12/31/03)(1)                            1 YEAR      5 YEARS     CLASS A     CLASS B
------------------------------------------------------------ ------------ ----------- ----------- -----------
Class A
------------------------------------------------------------ ------------ ----------- ----------- -----------
   Return Before Taxes                                          29.55%      16.04%      14.06%        N/A
------------------------------------------------------------ ------------ ----------- ----------- -----------
   Return After Taxes on Distributions(3)                       27.73%      14.04%      11.80%        N/A
------------------------------------------------------------ ------------ ----------- ----------- -----------
   Return After Taxes on Distributions and                      19.20%      12.74%      10.95%        N/A
   Sale of Fund Shares(3)
------------------------------------------------------------ ------------ ----------- ----------- -----------
Class B
------------------------------------------------------------ ------------ ----------- ----------- -----------
   Return Before Taxes                                          32.36%      16.53%       N/A         13.97%
------------------------------------------------------------ ------------ ----------- ----------- -----------
S&P 500(R) Index(4)                                             28.71%      -0.57%      11.72%       11.72%
------------------------------------------------------------ ------------ ----------- ----------- -----------
NAREIT Index(5)                                                 37.14%      14.35%      13.30%       13.30%
-------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.
(2) Since March 1, 1995.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(4) The S&P 500(R) Index is a measure of stock market total return performance. Index performance does not reflect sales charges.
(5) The National Association of Real Estate Investment Trusts (NAREIT) Index is an unmanaged, commonly used measure of REIT performance. Index performance does not reflect sales charges.

Class C Shares have been in existence only since July 25, 2003, therefore, performance information is not included since this class of shares has not had a full calendar year of investment operations.

10  Phoenix-Duff & Phelps Real Estate Securities Fund

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                               CLASS A           CLASS B            CLASS C
                                                               SHARES             SHARES            SHARES
                                                               ------             ------            ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                  5.75%               None              None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)        None               5%(b)             1%(c)

Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                       None               None              None

Redemption Fee                                                  None               None              None

Exchange Fee                                                    None               None              None
                                                         ---------------------------------------------------------
                                                               CLASS A           CLASS B            CLASS C
                                                               SHARES             SHARES            SHARES
                                                               ------             ------            ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                 0.75%             0.75%              0.75%

Distribution and Service (12b-1) Fees(d)                        0.25%             1.00%              1.00%

Other Expenses                                                  0.34%             0.34%              0.34%
                                                                -----             -----              -----
TOTAL ANNUAL FUND OPERATING EXPENSES(a)                         1.34%             2.09%              2.09%
                                                                =====             =====              =====

----------
(a) The fund's investment adviser has voluntarily agreed to reimburse through March 31, 2005 the Phoenix-Duff & Phelps Real Estate Securities Fund's expenses, other than Management Fees and Distribution and Service Fees, to the extent that such expenses exceed 0.30% for each class of shares. Actual Total Annual Fund Operating Expenses after expense reimbursement were 1.30% for Class A Shares and 2.05% for Class B and Class C Shares.
(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.
(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(d) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           Phoenix-Duff & Phelps Real Estate Securities Fund  11

-------------------------------------------------------------------------------
   CLASS        1 YEAR           3 YEARS          5 YEARS          10 YEARS
-------------------------------------------------------------------------------
   Class A      $  704           $   975          $ 1,267           $ 2,095
-------------------------------------------------------------------------------
   Class B      $  612           $   855          $ 1,124           $ 2,229
-------------------------------------------------------------------------------
   Class C      $  312           $   655          $ 1,124           $ 2,421
-------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-------------------------------------------------------------------------------
   CLASS        1 YEAR           3 YEARS          5 YEARS          10 YEARS
-------------------------------------------------------------------------------
   Class B      $  212           $  655           $ 1,124           $ 2,229
-------------------------------------------------------------------------------
   Class C      $  212           $  655           $ 1,124           $ 2,421
-------------------------------------------------------------------------------

Note: Your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's investment adviser. Refer to the section "Management of the Fund" for information about expense reimbursement.



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER

Duff & Phelps Investment Management Co. ("Duff & Phelps") is the investment adviser to the fund and is located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. Duff & Phelps acts as investment adviser to six mutual funds and as adviser to institutional clients. As of December 31, 2003, Duff & Phelps had approximately $5.1 billion in assets under management on a discretionary basis.


Subject to the direction of the fund's Board of Trustees, Duff & Phelps is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Duff & Phelps manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Duff & Phelps a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:


-------------------------------------------------------------------------------
                   $1st billion   $1+ billion through $2 billion   $2+ billion
-------------------------------------------------------------------------------
 Management Fee       0.75%                   0.70%                   0.65%
-------------------------------------------------------------------------------

12  Phoenix-Duff & Phelps Real Estate Securities Fund

During the fund's last fiscal year, the fund paid total management fees of $1,275,333. The ratio of management fees to average net assets for the fiscal year ended November 30, 2003 was 0.75%.

The adviser has voluntarily agreed to assume operating expenses of the fund (excluding management fees, distribution and service fees, interest, taxes, brokerage fees, commissions and extraordinary expenses) until March 31, 2005, to the extent that such expenses exceed 0.30% of the average annual net asset values of the fund.

PORTFOLIO MANAGEMENT
Michael Schatt is responsible for managing the assets of the fund. Mr. Schatt has been a Senior Vice President of Duff & Phelps since 1994. His responsibilities include serving as Portfolio Manager of the fund, the The Phoenix Edge Series Fund, Phoenix-Duff & Phelps Real Estate Securities Series, the Duff & Phelps Real Estate Securities Trust, the real estate investment securities of the DNP Select Income Inc., and institutional separate accounts. Previously, he served as Director of the Real Estate Advisory Practice for PricewaterhouseCoopers LLP and has over 20 years experience in the real estate industry.




                           Phoenix-Duff & Phelps Real Estate Securities Fund  13

PHOENIX-GOODWIN EMERGING MARKETS BOND FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES
Phoenix-Goodwin Emerging Markets Bond Fund has an investment objective of high current income and a secondary objective of long-term capital appreciation. There is no guarantee that the fund will achieve its objectives.

PRINCIPAL INVESTMENT STRATEGIES
> Under normal circumstances, the fund invests at least 80% of its assets in emerging market bonds, which are debt obligations of emerging markets issuers. An issuer is deemed to be an emerging markets issuer if it is organized under the laws of an emerging market country, its principal securities trading market is in an emerging market country, or at least 50% of its assets, gross revenue or profit, at the time of investment, has been derived from emerging market country activities. The adviser considers emerging markets to be any country that is defined as an emerging or developing economy by the World Bank, International Finance Corporation, or The United Nations or its authorities. The fund's policy of investing 80% of its assets in emerging markets bonds may be changed only upon 60 days' written notice to shareholders.

> The fund is non-diversified under federal securities laws. Generally, the fund invests in issuers in three or more countries. However, it may concentrate more than 25% of its assets in issuers of a single country.

> Fund investments are predominantly in high yield-high risk debt securities ("junk bonds"). To reduce currency risk, the fund intends to invest primarily in U.S. dollar denominated debt securities.

> The fund may invest in equity securities of any capitalization and may enter into credit default, interest rate, total return and cross currency swap agreements.

> The adviser selects securities and countries for investment that it believes have strong fundamentals such as cash flow and economic stability. Securities may be evaluated for sale if the security underperforms based on original expectations or if there are changes in the original fundamentals.

> Interest rate risk is managed by a duration neutral strategy. The adviser attempts to maintain the duration of the fund at a level similar to that of its benchmark, the JP Morgan Emerging Markets Bond Index Plus. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration

14 Phoenix-Goodwin Emerging Markets Bond Fund and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of the fund's benchmark, the adviser believes that the fund's exposure to interest rate risk is more consistent with its benchmark's risk profile than that of a fund that attempts to predict future interest rate changes. On December 31, 2003 the modified adjusted duration of the JP Morgan Emerging Markets Bond Index Plus was 5.83 years.

> The adviser's investment strategies may result in a high portfolio turnover rate for the fund. High portfolio turnover rates may increase costs to the fund, may negatively affect fund performance, and may increase capital gain distributions, resulting in a greater tax liability to you.

> Securities selected for portfolio investment may be of any maturity. However, the adviser attempts to maintain a maturity composition similar to that of its benchmark in an effort to maintain an interest rate risk profile consistent with its benchmark. Maturity composition refers to the percentage of securities within specific maturity ranges as well as the aggregate weighted average portfolio maturity. On December 31, 2003 the maturity of the JP Morgan Emerging Markets Bond Index Plus was 12 years.

Temporary Defensive Strategy: If the adviser does not believe that market conditions are favorable to the fund's principal strategies, the fund may invest without limit in U.S. debt securities, including short-term money market instruments. When this allocation happens, the fund may not achieve its investment objective.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES
If you invest in this fund, you risk losing your investment.

GENERAL
The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.

CREDIT RISK
Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower a security's credit rating, the greater the chance that the issuer will be unable to make such payments when due. Credit risk is determined at the time of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.


                                   Phoenix-Goodwin Emerging Markets Bond Fund 15

EMERGING MARKET INVESTING
Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors and some developing countries may limit the extent of foreign investment in domestic companies. Emerging market countries often suffer from currency devaluation and higher rates of inflation.

Developing countries may be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed by countries with which they trade and may also be affected by economic conditions in such countries. In addition, a negative situation or condition that affects the market in one emerging market region may have a negative impact on all emerging market regions due to the so-called "ripple effect."

EQUITY SECURITIES
Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. Companies with smaller capitalizations may also be subject to greater performance volatility due to the potential impact of cultural, economic, regulatory or technology developments. Equity investments in emerging markets countries are subject to the risks described under "Emerging Market Investing" and "Foreign Investing" in this section.

FOREIGN INVESTING
Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.

HIGH YIELD-HIGH RISK SECURITIES
High yield-high risk securities (junk bonds) entail greater price volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-grade securities, making it more difficult for the adviser to accurately predict risk. There is a greater risk with high yield-high risk securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.


16  Phoenix-Goodwin Emerging Markets Bond Fund

INTEREST RATE RISK
Interest rate trends can have an effect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

LONG-TERM MATURITIES
Securities with longer maturities may be subject to greater price fluctuations due to interest rate, tax law and general market changes.

NON-DIVERSIFICATION
As a non-diversified investment company, the fund is not limited in the proportion of assets that it may invest in the securities of any one issuer. Diversifying a fund's portfolio can reduce the risks of investing. As a non-diversified investment company, the fund may be subject to greater risk since it can invest a greater proportion of its assets in the securities of a small number of issuers. If the fund takes concentrated positions in a small number of issuers, changes in the price of those securities may cause the fund's return to fluctuate more than that of a diversified investment company.

SWAP AGREEMENTS
Swap agreements generally involve greater risks than traditional forms of investments. In addition to being subject to general market and credit risk, swap agreements may be less liquid than other types of investments and have counter-party risk (the risk that the other party to the contract will default or otherwise not be able to perform its obligations under the contract). Furthermore, swap agreements are more dependent upon the adviser's ability to correctly predict the movement of the underlying asset, index or rate.





                                  Phoenix-Goodwin Emerging Markets Bond Fund  17

PERFORMANCE TABLES
The bar chart and table below provide some indication of the risks of investing in the Phoenix-Goodwin Emerging Markets Bond Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

              CALENDAR YEAR            ANNUAL RETURN (%)
                  1996                        54.44
                  1997                        13.73
                  1998                       -32.88
                  1999                        40.04
                  2000                         1.12
                  2001                         5.57
                  2002                        12.05
                  2003                        31.88

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 16.84% (quarter ending December 31, 1998) and the lowest return for a quarter was -35.96% (quarter ending September 30, 1998). Year to date performance through December 31, 2003 was 31.88%.

-----------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                                        SINCE INCEPTION(2)
                                                                           --------------------------------------
(FOR THE PERIODS ENDED 12/31/03)(1)                   1 YEAR     5 YEARS      CLASS A       CLASS B     CLASS C
---------------------------------------------------- ---------- ---------- ------------- ------------ -----------
Class A
---------------------------------------------------- ---------- ---------- ------------- ------------ -----------
  Return Before Taxes                                 25.62%      16.04%       12.90%        N/A         N/A
---------------------------------------------------- ---------- ---------- ------------- ------------ -----------
  Return After Taxes on Distributions(3)              22.07%      11.04%        6.83%        N/A         N/A
---------------------------------------------------- ---------- ---------- ------------- ------------ -----------
  Return After Taxes on Distributions and             16.38%      10.51%        7.08%        N/A         N/A
  Sale of Fund Shares(3)
---------------------------------------------------- ---------- ---------- ------------- ------------ -----------
Class B
---------------------------------------------------- ---------- ---------- ------------- ------------ -----------
  Return Before Taxes                                 26.92%      16.31%         N/A        12.69%       N/A
---------------------------------------------------- ---------- ---------- ------------- ------------ -----------
Class C
---------------------------------------------------- ---------- ---------- ------------- ------------ -----------
  Return Before Taxes                                 30.73%      16.25%         N/A         N/A         4.82%
---------------------------------------------------- ---------- ---------- ------------- ------------ -----------
Lehman Brothers Aggregate Bond Index(4)                4.10%       6.62%        7.19%(6)    7.19%        6.99%(6)
---------------------------------------------------- ---------- ---------- ------------- ------------ -----------
JP Morgan Emerging Markets Bond Index Plus(5)         28.81%      16.30%       15.15%      15.15%        9.97%
-----------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.
(2) Class A Shares and Class B Shares since September 5, 1995; Class C Shares since March 26, 1998.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(4) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance. Index performance does not reflect sales charges.
(5) The JP Morgan Emerging Markets Bond Index is an unmanaged, commonly used measure of emerging-market debt total return performance. Index performance does not reflect sales charges.
(6) Index performance since March 31, 1998.

18  Phoenix-Goodwin Emerging Markets Bond Fund

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                               CLASS A           CLASS B           CLASS C
                                                                SHARES            SHARES            SHARES
                                                                ------            ------            ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                   4.75%              None              None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)         None              5%(a)             1%(b)

Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                        None              None              None

Redemption Fee                                                   None              None              None

Exchange Fee                                                     None              None              None
                                                          -------------------------------------------------------
                                                               CLASS A           CLASS B           CLASS C
                                                                SHARES            SHARES            SHARES
                                                                ------            ------            ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                 0.75%             0.75%             0.75%

Distribution and Service (12b-1) Fees(c)                        0.25%             1.00%             1.00%

Other Expenses                                                  0.49%             0.49%             0.49%
                                                                -----             -----             -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.49%             2.24%             2.24%
                                                                =====             =====             =====

----------
(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.
(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                                  Phoenix-Goodwin Emerging Markets Bond Fund  19

------------------------------------------------------------------------------
   CLASS            1 YEAR          3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------------------------
   Class A          $   619         $   924        $ 1,250         $ 2,170
------------------------------------------------------------------------------
   Class B          $   627         $   900        $ 1,200         $ 2,386
------------------------------------------------------------------------------
   Class C          $   327         $   700        $ 1,200         $ 2,575
------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

------------------------------------------------------------------------------
   CLASS             1 YEAR         3 YEARS        5 YEARS         10 YEARS
------------------------------------------------------------------------------
   Class B           $   227        $   700        $ 1,200          $ 2,386
------------------------------------------------------------------------------
   Class C           $   227        $   700        $ 1,200          $ 2,575
------------------------------------------------------------------------------



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 39 mutual funds and as adviser to institutional clients. As of December 31, 2003, Phoenix had $25.8 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.


Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

-------------------------------------------------------------------------------
                   $1st billion   $1+ billion through $2 billion   $2+ billion
-------------------------------------------------------------------------------
 Management Fee       0.75%                   0.70%                   0.65%
-------------------------------------------------------------------------------

During the fund's last fiscal year, the fund paid total management fees of $652,421. The ratio of management fees to average net assets for the fiscal year ended November 30, 2003 was 0.75%.

PORTFOLIO MANAGEMENT
Investment and trading decisions for the fund are made by a team of fixed income investment professionals.

20  Phoenix-Goodwin Emerging Markets Bond Fund

PHOENIX-GOODWIN TAX-EXEMPT BOND FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES
Phoenix-Goodwin Tax-Exempt Bond Fund has an investment objective of producing as high a level of current income exempt from federal income taxation as is consistent with the preservation of capital. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
> Under normal circumstances, and as a matter of fundamental policy, the fund invests at least 80% of its assets in municipal bonds, the income of which is fully exempt from federal taxation. "Municipal bonds" are debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies and instrumentalities, and certain industrial development bonds, the interest from which is, in the opinion of counsel to the issuers of such securities, exempt from federal income taxation.

> The fund may, from time to time, concentrate its assets in a particular segment of the municipal securities market.

> Municipal securities selected for investment have, at the time of investment, credit ratings within the four highest rating categories, or, if unrated, are of comparable quality in the adviser's opinion. The fund may continue to hold securities whose credit rating drops below investment grade.

> Securities are selected using a sector rotation approach. The adviser seeks to adjust the proportion of fund investment in various sectors (such as water and sewer, education, transportation and electrical utilities) and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the adviser for attractive values and geographic opportunities. Securities within sectors are selected based on the structure of the security, such as the coupon rate, calls, and maturity, and the adviser's belief that the security offers potential for total return based on risk-to-reward tradeoff.

> Interest rate risk is managed by a duration neutral strategy. The adviser attempts to maintain the duration of the fund at a level similar to that of its benchmark, the Lehman Brothers Municipal Bond Index. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of the fund's benchmark, the adviser believes that the fund's exposure to interest rate risk is more consistent with its benchmark's risk profile than that of a fund that attempts to predict


                                        Phoenix-Goodwin Tax-Exempt Bond Fund  21
      future interest rate changes. On December 31, 2003 the modified adjusted duration of the Lehman Brothers Municipal Bond Index was 8.05 years.

> Fixed income securities selected for portfolio investment may be of any maturity. However, the adviser attempts to maintain a maturity composition similar to that of its benchmark in an effort to maintain an interest rate risk profile consistent with its benchmark. Maturity composition refers to the percentage of securities within specific maturity ranges as well as the aggregate weighted average portfolio maturity. On December 31, 2003 the maturity of the Lehman Brothers Municipal Bond Index was 13.83 years.

Temporary Defensive Strategy: The fund may invest all of its assets in U.S. Government obligations, high investment grade corporate debt securities, high investment grade commercial paper, certificates of deposit and repurchase agreements with banks, brokers and dealers considered by the fund to be trustworthy for temporary defensive purposes. When this allocation happens, the fund may not achieve its stated objective.

Please refer to "Additional Investment Techniques" for taxable securities in which the fund may invest, as well as other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES
If you invest in this fund, you risk losing your investment.

GENERAL
The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.

CREDIT RISK
Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower a security's credit rating, the greater the chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.

INTEREST RATE RISK
Interest rate trends can have an effect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

22  Phoenix-Goodwin Tax-Exempt Bond Fund

LONG-TERM MATURITIES
Securities with longer maturities may be subject to greater price fluctuations due to interest rate, tax law and general market changes.

MUNICIPAL SECURITIES
Principal and interest payments on municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source (so called "revenue bonds"). If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the fund. General conditions in the financial markets and the size of a particular offering may also negatively affect municipal securities' returns.

MUNICIPAL SECURITIES SEGMENT CONCENTRATION
Concentration in a particular segment of the municipal securities market may subject the fund to additional risks. Securities in other segments may provide greater investment return in certain market conditions, and conditions which negatively impact the concentrated segment will have a greater impact on this fund as compared to a fund which does not concentrate in one segment.


                                        Phoenix-Goodwin Tax-Exempt Bond Fund  23

PERFORMANCE TABLES
The bar chart and table below provide some indication of the risks of investing in the Phoenix-Goodwin Tax-Exempt Bond Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


             CALENDAR YEAR            ANNUAL RETURN (%)
                  1994                        -7.41
                  1995                        18.21
                  1996                         3.05
                  1997                         8.33
                  1998                         3.10
                  1999                        -3.65
                  2000                        11.35
                  2001                         3.54
                  2002                         9.50
                  2003                         4.24

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 8.07% (quarter ending March 31, 1995) and the lowest return for a quarter was -6.00% (quarter ending March 31, 1994). Year to date performance through December 31, 2003 was 4.24%.

------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                                                   SINCE INCEPTION(2)
                                                                                               -------------------
(FOR THE PERIODS ENDED 12/31/03)(1)                   1 YEAR         5 YEARS       10 YEARS        CLASS B
-------------------------------------------------- -------------- -------------- ------------- -------------------
Class A
-------------------------------------------------- -------------- -------------- ------------- -------------------
  Return Before Taxes                                  -0.72%          3.84%         4.29%           N/A
-------------------------------------------------- -------------- -------------- ------------- -------------------
  Return After Taxes on Distributions(3)               -0.84%          3.72%         4.13%           N/A
-------------------------------------------------- -------------- -------------- ------------- -------------------
  Return After Taxes on Distributions and               0.85%          3.80%         4.22%           N/A
  Sale of Fund Shares(3)
-------------------------------------------------- -------------- -------------- ------------- -------------------
Class B
-------------------------------------------------- -------------- -------------- ------------- -------------------
  Return Before Taxes                                  -0.55%          4.07%         N/A             4.53%
-------------------------------------------------- -------------- -------------- ------------- -------------------
Lehman Brothers Aggregate Bond Index(4)                 4.10%          6.62%         6.95%           7.24%
-------------------------------------------------- -------------- -------------- ------------- -------------------
Lehman Brothers Municipal Bond Index(5)                 5.31%          5.83%         6.03%           6.29%
------------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.
(2) Since March 16, 1994.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(4) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance. Index performance does not reflect sales charges.
(5) The Lehman Brothers Municipal Bond Index is an unmanaged, commonly used measure of long-term, investment-grade tax-exempt municipal bond total return performance. Index performance does not reflect sales charges.

24  Phoenix-Goodwin Tax-Exempt Bond Fund

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                    CLASS A                    CLASS B
                                                                    SHARES                      SHARES
                                                                    ------                      ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                        4.75%                       None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)             None                       5%(a)

Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                            None                        None

Redemption Fee                                                       None                        None

Exchange Fee                                                         None                        None
                                                          --------------------------------------------------------
                                                                    Class A                    Class B
                                                                    Shares                      Shares
                                                                    ------                      ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                      0.45%                      0.45%

Distribution and Service (12b-1) Fees(b)                             0.25%                      1.00%

Other Expenses                                                       0.41%                      0.41%
                                                                     -----                      -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                 1.11%                      1.86%
                                                                     =====                      =====

----------
(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.
(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-------------------------------------------------------------------------------
   CLASS        1 YEAR           3 YEARS          5 YEARS          10 YEARS
-------------------------------------------------------------------------------
   Class A      $  583           $   811          $ 1,058           $ 1,762
-------------------------------------------------------------------------------
   Class B      $  589           $   785          $ 1,006           $ 1,984
-------------------------------------------------------------------------------

                                        Phoenix-Goodwin Tax-Exempt Bond Fund  25

You would pay the following expenses if you did not redeem your shares:

-------------------------------------------------------------------------------
   CLASS        1 YEAR           3 YEARS          5 YEARS          10 YEARS
-------------------------------------------------------------------------------
   Class B      $  189           $   585          $ 1,006           $ 1,984
-------------------------------------------------------------------------------



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 39 mutual funds and as adviser to institutional clients. As of December 31, 2003, Phoenix had $25.8 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.


Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

-------------------------------------------------------------------------------
                  $1st billion   $1+ billion through $2 billion   $2+ billion
-------------------------------------------------------------------------------
 Management Fee      0.45%                   0.40%                   0.35%
-------------------------------------------------------------------------------

During the fund's last fiscal year, the fund paid total management fees of $358,397. The ratio of management fees to average net assets for the fiscal year ended November 30, 2003 was 0.45%.

PORTFOLIO MANAGEMENT
Timothy Heaney has served as Portfolio Manager of the fund since September 1997 and, as such, is primarily responsible for the day-to-day management of the fund. Mr. Heaney is also the Portfolio Manager of Phoenix-Goodwin California Tax-Exempt Bond Fund and, from March 1996 to September 1997, he served as Co-Manager. Mr. Heaney is Vice President of the fund and served as Director, Fixed Income Research of Phoenix from 1996 to 1998. Since 1998, he is Managing Director, Fixed Income of Phoenix. From 1995 to 1996, he was an Investment Analyst with Phoenix, and, from 1992 to 1994, he was an Investment Analyst with Phoenix Life Insurance Company. Mr. Heaney earned the right to use the Chartered Financial Analyst designation in 1995.


26  Phoenix-Goodwin Tax-Exempt Bond Fund

ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------


In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, the Phoenix-Aberdeen International Fund ("International"), Phoenix-Duff & Phelps Real Estate Securities Fund ("Real Estate"), Phoenix-Goodwin Emerging Markets Bond Fund ("Emerging Markets") and Phoenix-Goodwin Tax-Exempt Bond Fund ("Tax-Exempt") may engage in the following investment techniques as indicated:

BORROWING
Each fund may obtain fixed interest rate loans from banks. If the securities purchased with such borrowed money decreases in value or does not increase enough to cover interest and other borrowing costs, the funds will suffer greater losses than if no borrowing took place.

BRADY BONDS
Emerging Markets may invest in Brady Bonds. Brady Bonds have an uncollateralized component, and countries issuing such bonds have a history of defaults making the bonds speculative in nature.

CMOs, REMICs AND OTHER PASS-THROUGH SECURITIES
Real Estate may invest in mortgaged-backed securities, such as collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). The values of pass-through securities may fluctuate to a greater degree than other debt securities in response to changes in interest rates. Early payoffs on the underlying loans in mortgage-backed and asset-backed pass-through securities and CMOs may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest the proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred.

CONVERTIBLE SECURITIES
International and Real Estate may invest in convertible securities. Convertible securities may be subject to redemption at the option of the issuer. If a security is called for redemption, the fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that it not beneficial for the fund. In addition, securities convertible into common stocks may have higher yields than common stocks, but lower yields than comparable nonconvertible securities.


                                                Phoenix Multi-Portfolio Fund  27

DEBT SECURITIES
In addition to common stocks, International may invest in any other type of securities, including preferred stocks, convertible securities, bonds, notes and debt securities of any maturity and credit quality subject to such limitations as are included in the fund's prospectus and statement of additional information.

Emerging Markets may invest in securities other than emerging market debt obligations of any maturity, such as debt securities and money market instruments issued by corporations and governments based in developed markets.

Typically, debt obligations will decrease in value when interest rates rise. Credit risk for debt obligations generally increases as the rating declines. Securities with lower credit ratings have a greater chance of principal and interest payment default. Debt obligations with longer maturities may be subject to price fluctuations due to interest rates, tax laws and other general market factors. Credit risk is determined at the date of investment. If the rating declines after the date of purchase, the fund is not obligated to sell the security.

DEPOSITORY RECEIPTS
International may invest in American Depository Receipts (ADRs), European Depository Receipts (EDRs), and ADRs not sponsored by U.S. banks. While investment in ADRs and EDRs may eliminate some of the risk associated with foreign investments, it does not eliminate all the risks inherent in investing in securities of foreign issuers. EDRs, and ADRs which are not sponsored by U.S. banks, are subject to the same investment risks as foreign securities.

DERIVATIVES
The funds, except Real Estate, may enter into derivative transactions (contracts whose value is derived from the value of an underlying asset, index or rate) including futures, options, non-deliverable forwards, forward foreign currency exchange contracts and swap agreements. The funds may use derivatives to hedge against factors that affect the value of their investments such as interest rates and foreign currency exchange rates. The funds may also utilize derivatives as part of their overall investment technique to gain or lessen exposure to various securities, markets and currencies.

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Derivative contracts are usually less liquid than traditional securities and are subject to counter party risk (the risk that the other party to the contract will default or otherwise not be able to perform its obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivatives contracts entered into for hedging purposes may also subject the fund to losses if the contracts do not correlate with the assets, index or rates they were designated to hedge. Gains and losses derived from hedging transactions are therefore more dependent upon the adviser's ability to correctly predict the movement of such asset prices, indexes or rates.

28  Phoenix Multi-Portfolio Fund

EMERGING MARKET INVESTING
International may invest in emerging markets. Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investments in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies.

HIGH YIELD-HIGH RISK SECURITIES
International may invest in high yield-high risk securities. High yield-high risk securities entail greater price volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-grade securities, making it more difficult for the adviser to accurately predict risk. There is a greater risk with high yield-high risk securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated.

ILLIQUID SECURITIES
The funds may invest in illiquid securities. Illiquid securities may include repurchase agreements with maturities of greater than seven days. Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to the funds or entail expenses not normally associated with the sale of a security.

MUTUAL FUND INVESTING
International may invest in shares of other mutual funds. Emerging Markets may invest in shares of closed-end investment companies that invest primarily in emerging market debt securities. Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the funds, indirectly bear.

NON-PERFORMING SECURITIES
Emerging Markets may invest in non-performing securities whose quality is comparable to securities rated as low as D by Standard & Poor's or C by Moody's.

SECURITIES LENDING
Each fund, except Real Estate, may loan portfolio securities to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.

                                                Phoenix Multi-Portfolio Fund  29

SHORT-TERM INVESTMENTS
Real Estate may invest in short-term securities, including money market instruments, repurchase agreements, certificates of deposits and bankers' acceptances. Default or insolvency of the other party to a repurchase agreement presents a risk to the funds.

Emerging Markets may invest in money market instruments issued by corporations and governments based in developed markets.

TAXABLE SECURITIES
Tax-Exempt may, to a limited extent, invest in taxable debt securities, including private activity industrial development bonds and corporate bonds having credit ratings at the time of investment within the four highest rating categories, commercial paper, certificates of deposit, repurchase agreements, and obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities. The fund may continue to hold securities whose credit rating drops below investment grade.

UNRATED FIXED INCOME SECURITIES
The funds may invest in unrated securities. Unrated securities may not be lower in quality than rated securities, but due to their perceived risk, they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult to accurately predict risk.

U.S. AND FOREIGN GOVERNMENT OBLIGATIONS
International may invest in obligations of U.S. and foreign governments and their political subdivisions. Government obligations are not guaranteed to make the value of your shares rise. Foreign obligations are subject to foreign investing risks.

VARIABLE AND FLOATING RATE SECURITIES
Tax-Exempt and Emerging Markets may invest in securities with variable and floating rates. Securities with variable and floating rates are more susceptible to interest rate fluctuations and it is more difficult for the adviser to assess their potential return.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
Tax-Exempt and Emerging Markets may purchase securities on a when-issued or delayed-delivery basis. The value of the security on settlement date may be more or less than the price paid as a result of changes in interest rates and market conditions. If the value on settlement date is less, the value of your shares may decline.

ZERO COUPON BONDS
Emerging Markets and Tax-Exempt may invest in debt obligations that do not make any interest or principal payments for a specified time. The market prices of such bonds generally are more volatile than the market prices of securities that pay interest on a regular basis and

30  Phoenix Multi-Portfolio Fund
may require the fund to make distributions from other sources since the fund does not receive cash payments earned on these securities on a current basis. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.

The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the funds.



PRICING OF FUND SHARES
--------------------------------------------------------------------------------


HOW IS THE SHARE PRICE DETERMINED?
Each fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, each fund calculates net asset value by:

    o adding the values of all securities and other assets of the fund;

    o subtracting liabilities; and

    o dividing the result by the total number of outstanding shares of the fund.

Asset Value: The funds' investments are valued at market value. If market quotations are not available, the funds determine a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are traded, or if no closing price is available, at the last bid price. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value.

Liabilities: Class specific expenses, distribution fees, service fees and other liabilities are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class' net assets, except where an alternative allocation can be more fairly made.

Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class' net asset value per share.

                                                Phoenix Multi-Portfolio Fund  31

The net asset value per share of each class of each fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). A fund will not calculate its net asset values per share on days when the NYSE is closed for trading. If a fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the funds' shares may change on days when shareholders will not be able to purchase or redeem the funds' shares.

AT WHAT PRICE ARE SHARES PURCHASED?
All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.



SALES CHARGES
--------------------------------------------------------------------------------


WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?
Presently, two classes of shares are offered of the Tax-Exempt Bond Fund and three classes of shares are offered of the International Fund, the Emerging Markets Bond Fund and the Real Estate Securities Fund. Each class of shares has different sales and distribution charges. See "Fund Expenses" previously in this prospectus. The funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders.

WHAT ARRANGEMENT IS BEST FOR YOU?
The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or

32  Phoenix Multi-Portfolio Fund
waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or related funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, IRAs, non-IRAs, etc.) and those of your spouse and minor children. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data. Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the Statement of Additional Information in the section entitled "How to Purchase Shares." This information, the Fund's Prospectus and the Statement of Additional Information, may be obtained from the Individual Investors portion of Phoenix Funds' web site at PhoenixInvestments.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Mutual Fund Services by calling toll-free (800) 253-1574.

CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested) for the International Fund and the Real Estate Securities Fund and 4.75% of the offering price (4.99% of the amount invested) for the Emerging Markets Bond Fund and Tax-Exempt Bond Fund. The sales charge may be reduced or waived under certain conditions. (See "Initial Sales Charge Alternative--Class A Shares" below.) Class A Shares are not subject to any charges by the fund when redeemed. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than any other class.

CLASS B SHARES. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first five years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. (See "Deferred Sales Charge Alternative--Class B Shares and Class C Shares" below.) This charge declines to 0% over a period of five years and may be waived under certain conditions. Class B shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchase of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.

CLASS C SHARES. (International Fund, Emerging Markets Bond Fund and Real Estate Securities Fund only.) If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a sales charge of 1%. Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.

                                                Phoenix Multi-Portfolio Fund  33

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES
The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. (See "Class A Shares--Reduced Initial Sales Charges: Combination Purchase Privilege" in the Statement of Additional Information.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the funds' underwriter (Phoenix Equity Planning Corporation or "PEPCO").

SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

INTERNATIONAL FUND AND REAL ESTATE SECURITIES FUND

                                                  SALES CHARGE AS
                                                  A PERCENTAGE OF
                                   ---------------------------------------------
AMOUNT OF                                                                NET
TRANSACTION                          OFFERING                           AMOUNT
AT OFFERING PRICE                     PRICE                            INVESTED
--------------------------------------------------------------------------------

Under $50,000                          5.75%                             6.10%
$50,000 but under $100,000             4.75                              4.99
$100,000 but under $250,000            3.75                              3.90
$250,000 but under $500,000            2.75                              2.83
$500,000 but under $1,000,000          2.00                              2.04
$1,000,000 or more                     None                              None

EMERGING MARKETS BOND FUND AND TAX-EXEMPT BOND FUND

                                                  SALES CHARGE AS
                                                  A PERCENTAGE OF
                                   ---------------------------------------------
AMOUNT OF                                                                NET
TRANSACTION                          OFFERING                           AMOUNT
AT OFFERING PRICE                     PRICE                            INVESTED
--------------------------------------------------------------------------------
Under $50,000                          4.75%                             4.99%
$50,000 but under $100,000             4.50                              4.71
$100,000 but under $250,000            3.50                              3.63
$250,000 but under $500,000            2.75                              2.83
$500,000 but under $1,000,000          2.00                              2.04
$1,000,000 or more                     None                              None

DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES AND CLASS C SHARES
Class B Shares and Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest

34  Phoenix Multi-Portfolio Fund
time. To calculate the number of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES

 YEAR          1          2           3           4          5           6+
--------------------------------------------------------------------------------
CDSC           5%         4%          3%          2%         2%          0%

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES

(INTERNATIONAL FUND, REAL ESTATE SECURITIES FUND AND EMERGING MARKETS BOND FUND)

 YEAR          1          2+
--------------------------------------------------------------------------------
CDSC           1%         0%



YOUR ACCOUNT
--------------------------------------------------------------------------------


OPENING AN ACCOUNT
Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

The funds have established the following preferred methods of payment for fund shares:

     o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

     o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or

     o Wire transfers or Automated Clearing House (ACH) transfers from an account in the name of the investor, or the investor's company or employer.

Payment in other forms may be accepted at the discretion of the funds.

STEP 1.
Your first choice will be the initial amount you intend to invest.

                                                Phoenix Multi-Portfolio Fund  35

Minimum INITIAL investments:

     o $25 for individual retirement accounts, accounts that use the systematic exchange privilege or accounts that use the Investo-Matic program (see below for more information on the Investo-Matic program).

     o There is no initial dollar requirement for defined contribution plans, profit-sharing plans or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

     o $500 for all other accounts.

Minimum ADDITIONAL investments:

     o $25 for any account.

     o There is no minimum for defined contribution plans, profit-sharing plans or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

The funds reserve the right to refuse a purchase order for any reason.

STEP 2.
Your second choice will be what class of shares to buy. The funds offer up to three classes of shares for individual investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

STEP 3.
Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

     o Receive both dividends and capital gain distributions in additional shares;

     o Receive dividends in additional shares and capital gain distributions in cash;

     o Receive dividends in cash and capital gain distributions in additional shares; or

     o Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.


36  Phoenix Multi-Portfolio Fund

HOW TO BUY SHARES
--------------------------------------------------------------------------------


----------------------------------- --------------------------------------------
                                    TO OPEN AN ACCOUNT
----------------------------------- --------------------------------------------
Through a financial advisor         Contact your advisor. Some advisors may
                                    charge a fee and may set different minimum
                                    investments or limitations on buying
                                    shares.
----------------------------------- --------------------------------------------
Through the mail                    Complete a New Account Application and send
                                    it with a check payable to the fund. Mail
                                    them to: State Street Bank, P.O. Box 8301,
                                    Boston, MA 02266-8301.
----------------------------------- --------------------------------------------
By Federal Funds wire               Call us at (800) 243-1574 (press 1, then 0).
----------------------------------- --------------------------------------------
Through express delivery            Complete a New Account Application and send
                                    it with a check payable to the fund. Send
                                    them to: Boston Financial Data Services,
                                    Attn: Phoenix Funds, 66 Brooks Drive,
                                    Braintree, MA 02184.
----------------------------------- --------------------------------------------
By Investo-Matic                    Complete the appropriate section on the
                                    application and send it with your initial
                                    investment payable to the fund. Mail them
                                    to: State Street Bank, P.O. Box 8301,
                                    Boston, MA 02266-8301.
----------------------------------- --------------------------------------------
By telephone exchange               Call us at (800) 243-1574 (press 1, then 0).
----------------------------------- --------------------------------------------



HOW TO SELL SHARES
--------------------------------------------------------------------------------


You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds' Transfer Agent or an authorized agent. In the case of a Class B Share or Class C Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

                                                Phoenix Multi-Portfolio Fund  37

--------------------------------------------------------------------------------
                                    TO SELL SHARES
----------------------------------- --------------------------------------------
Through a financial advisor         Contact your advisor. Some advisors may
                                    charge a fee and may set different minimums
                                    on redemptions of accounts.
----------------------------------- --------------------------------------------
Through the mail                    Send a letter of instruction and any share
                                    certificates (if you hold certificate
                                    shares) to: State Street Bank, P.O. Box
                                    8301, Boston, MA 02266-8301. Be sure to
                                    include the registered owner's name, fund
                                    and account number, and number of shares or
                                    dollar value you wish to sell.
----------------------------------- --------------------------------------------
Through express delivery            Send a letter of instruction and any share
                                    certificates (if you hold certificate
                                    shares) to: Boston Financial Data Services,
                                    Attn: Phoenix Funds, 66 Brooks Drive,
                                    Braintree, MA 02184. Be sure to include the
                                    registered owner's name, fund and account
                                    number, and number of shares or dollar
                                    value you wish to sell.
----------------------------------- --------------------------------------------
By telephone                        For sales up to $50,000, requests can be
                                    made by calling (800) 243-1574.
----------------------------------- --------------------------------------------
By telephone exchange               Call us at (800) 243-1574 (press 1, then 0).
----------------------------------- --------------------------------------------
By Check (Tax-Exempt Bond Fund and  If you selected the checkwriting feature,
Emerging Markets Bond Fund only)    you may write checks for amounts of $500 or
                                    more. Checks may not be used to close an
                                    account.
--------------------------------------------------------------------------------



THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------


You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. Each fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds' Transfer Agent at (800) 243-1574.

REDEMPTIONS BY MAIL
> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act:

38  Phoenix Multi-Portfolio Fund

      Send a clear letter of instructions if all of these apply:

      o The proceeds do not exceed $50,000.

      o The proceeds are payable to the registered owner at the address on record.

      Send a clear letter of instructions with a signature guarantee when any of these apply:

      o You are selling more than $50,000 worth of shares.

      o The name or address on the account has changed within the last 30 days.

      o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800) 243-1574.

If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent's signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE
The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third-party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.



ACCOUNT POLICIES
--------------------------------------------------------------------------------


ACCOUNT REINSTATEMENT PRIVILEGE
For 180 days after you sell your Class A Shares, Class B Shares or Class C Shares, you may purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all

Phoenix Multi-Portfolio Fund  39
or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B and Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

REDEMPTION OF SMALL ACCOUNTS
Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

DISTRIBUTIONS OF SMALL AMOUNTS AND UNCASHED CHECKS
Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the fund with regard to uncashed distribution checks, your distribution options will automatically be converted to having all distributions reinvested in additional shares.

EXCHANGE PRIVILEGES
You should read the prospectus of the fund into which you want to exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361 or accessing our Web site at PhoenixInvestments.com.

      o You may exchange shares of one fund for the same class of shares of another fund; e.g., Class A Shares for Class A Shares. Class C Shares are also exchangeable for Class T Shares of those funds offering them. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

      o Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

      o The amount of the exchange must be equal to or greater than the minimum initial investment required.

      o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

      o These funds are not suitable for market timers and market timers are discouraged from becoming investors. Excessive trading and market timing can hurt fund performance and therefore be detrimental to all shareholders. We will discourage any investor we detect or have reason to believe is engaging in excessive trading or market timing from investing in these funds. We reserve the right, in our sole and absolute

40  Phoenix Multi-Portfolio Fund
        discretion, to temporarily or permanently terminate exchange privileges or reject any specific order from anyone whose transactions seem to follow a timing pattern, including those who request more than one exchange out of a fund within a 30-day period. If we reject a transfer for any of these reasons, we will notify you of our decision in writing.

RETIREMENT PLANS
Shares of the funds may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800) 243-4361.



INVESTOR SERVICES
--------------------------------------------------------------------------------


INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the Telephone Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through the ACH to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.

Phoenix Multi-Portfolio Fund  41

TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
   FUND                                               DIVIDEND PAID
--------------------------------------------------------------------------------
   International Fund                                  Semiannually
--------------------------------------------------------------------------------
   Real Estate Securities Fund                          Quarterly
   -----------------------------------------------------------------------------
   Emerging Markets Bond Fund                            Monthly
--------------------------------------------------------------------------------
   Tax-Exempt Bond Fund                          Monthly (Declared Daily)
--------------------------------------------------------------------------------

The fund plans to make distributions from net investment income at least semiannually and to distribute net realized capital gains, if any, at least annually. Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Under the 2003 Tax Act, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by a fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares. The Tax-Exempt Bond Fund intends to distribute tax-exempt income.

The Tax-Exempt Bond Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Income exempt from federal tax may be subject to state and local income tax. Any capital gains distributed by the Tax-Exempt Bond Fund may be taxable.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.


42  Phoenix Multi-Portfolio Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
These tables are intended to help you understand the funds' financial performance for the last five years or since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by the fund's independent accountants, PricewaterhouseCoopers LLP. Their report, together with the funds' financial statements, are included in the funds' most recent Annual Report, which is available upon request.

PHOENIX-ABERDEEN INTERNATIONAL FUND

                                                                                CLASS A
                                                   --------------------------------------------------------------
                                                                       YEAR ENDED NOVEMBER 30,
                                                       2003         2002        2001        2000         1999
                                                     --------     --------    --------    --------     --------
Net asset value, beginning of period                  $ 7.11      $ 7.92       $11.39      $15.33       $15.98
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                      0.06        0.02        (0.01)      (0.03)        0.04
   Net realized and unrealized gain (loss)              1.04       (0.83)       (2.45)      (1.35)        2.49
                                                      ------      ------       ------      ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                   1.10       (0.81)       (2.46)      (1.38)        2.53
                                                      ------      ------       ------      ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income                   --          --           --       (0.13)       (0.07)
   Dividends from net realized gains                      --          --        (1.01)      (2.43)       (3.11)
                                                      ------      ------       ------      ------       ------
     TOTAL DISTRIBUTIONS                                  --          --        (1.01)      (2.56)       (3.18)
                                                      ------      ------       ------      ------       ------
Change in net asset value                               1.10       (0.81)       (3.47)      (3.94)       (0.65)
                                                      ------      ------       ------      ------       ------
NET ASSET VALUE, END OF PERIOD                        $ 8.21      $ 7.11       $ 7.92      $11.39       $15.33
                                                      ======      ======       ======      ======       ======
Total return(2)                                        15.47%     (10.23)%     (23.67)%    (11.96)%      19.22%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $51,664     $52,234      $73,833    $115,219     $151,016
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                   2.02%       1.90%        1.81%       1.65%        1.53%
   Net investment income (loss)                         0.90%       0.19%       (0.10)%     (0.18)%       0.27%
Portfolio turnover                                        38%         33%          76%         86%          77%

------------------------------
(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.

                                                 Phoenix Multi-Portfolio Fund 43

--------------------------------------------------------------------------------

PHOENIX-ABERDEEN INTERNATIONAL FUND

                                                                              CLASS B
                                                   ---------------------------------------------------------------
                                                                      YEAR ENDED NOVEMBER 30,
                                                       2003         2002        2001       2000          1999
                                                     --------     --------    --------   --------      --------
Net asset value, beginning of period                  $ 6.60      $ 7.40       $10.78      $14.64       $15.44
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (1)                     0.01       (0.04)       (0.08)      (0.13)       (0.07)
   Net realized and unrealized gain (loss)              0.95       (0.76)       (2.29)      (1.27)        2.40
                                                      ------      ------       ------      ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                   0.96       (0.80)       (2.37)      (1.40)        2.33
                                                      ------      ------       ------      ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income                   --          --           --       (0.03)       (0.02)
   Dividends from net realized gains                      --          --        (1.01)      (2.43)       (3.11)
                                                      ------      ------       ------      ------       ------
     TOTAL DISTRIBUTIONS                                  --          --        (1.01)      (2.46)       (3.13)
                                                      ------      ------       ------      ------       ------
Change in net asset value                               0.96       (0.80)       (3.38)      (3.86)       (0.80)
                                                      ------      ------       ------      ------       ------
NET ASSET VALUE, END OF PERIOD                        $ 7.56      $ 6.60       $ 7.40      $10.78       $14.64
                                                      ======      ======       ======      ======       ======
Total return(2)                                       14.55%     (10.81)%      (24.24)%    (12.67)%      18.45%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $7,377      $8,562      $12,047     $19,922      $23,694
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                   2.78%       2.65%        2.56%       2.40%        2.29%
   Net investment income (loss)                         0.14%      (0.56)%      (0.85)%     (0.93)%      (0.51)%
Portfolio turnover                                        38%         33%          76%         86%          77%


                                                                               CLASS C
                                                   ----------------------------------------------------------------
                                                                                                         FROM
                                                                                                       INCEPTION
                                                                YEAR ENDED NOVEMBER 30,               3/30/99 TO
                                                       2003        2002         2001         2000      11/30/99
                                                     --------    --------     --------    --------     --------
Net asset value, beginning of period                  $ 6.56      $ 7.37       $10.74      $14.65       $12.82
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (1)                     0.01       (0.04)       (0.07)      (0.13)       (0.08)
   Net realized and unrealized gain (loss)              0.97       (0.77)       (2.29)      (1.26)        1.93
                                                      ------      ------       ------      ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                   0.98       (0.81)       (2.36)      (1.39)        1.85
                                                      ------      ------       ------      ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income                   --          --           --       (0.09)       (0.02)
   Dividends from net realized gains                      --          --        (1.01)      (2.43)          --
                                                      ------      ------       ------      ------       ------
     TOTAL DISTRIBUTIONS                                  --          --        (1.01)      (2.52)       (0.02)
                                                      ------      ------       ------      ------       ------
Change in net asset value                               0.98       (0.81)       (3.37)      (3.91)        1.83
                                                      ------      ------       ------      ------       ------
NET ASSET VALUE, END OF PERIOD                        $ 7.54      $ 6.56       $ 7.37      $10.74       $14.65
                                                      ======      ======       ======      ======       ======
Total return(2)                                        14.94%     (10.99)%     (24.23)%    (12.63)%      14.41%(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $1,029      $1,017       $1,446      $2,037       $1,137
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                   2.78%       2.65%        2.56%       2.40%        2.30%(3)
   Net investment income (loss)                         0.14%      (0.56)%      (0.81)%     (0.90)%      (0.85)%(3)
Portfolio turnover                                        38%         33%          76%         86%          77%(4)

------------------------------
(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) Annualized.
(4) Not annualized.

44 Phoenix Multi-Portfolio Fund

--------------------------------------------------------------------------------

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND

                                                                              CLASS A
                                                  ----------------------------------------------------------------
                                                                      YEAR ENDED NOVEMBER 30,
                                                       2003         2002        2001        2000         1999
                                                     --------     --------    --------    --------     --------
Net asset value, beginning of period                  $15.59      $15.23       $14.42      $11.11       $12.25
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                         0.62(2)     0.69(2)      0.58(2)     0.53         0.51(2)
   Net realized and unrealized gain (loss)              4.62        1.04         0.81        3.26        (1.07)
                                                      ------      ------       ------      ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                   5.24        1.73         1.39        3.79        (0.56)
                                                      ------      ------       ------      ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income                (0.62)      (0.68)       (0.58)      (0.48)       (0.58)
   Dividends from net realized gains                   (0.12)      (0.69)          --          --           --
                                                      ------      ------       ------      ------       ------
     TOTAL DISTRIBUTIONS                               (0.74)      (1.37)       (0.58)      (0.48)       (0.58)
                                                      ------      ------       ------      ------       ------
Change in net asset value                               4.50        0.36         0.81        3.31        (1.14)
                                                      ------      ------       ------      ------       ------
NET ASSET VALUE, END OF PERIOD                        $20.09      $15.59       $15.23      $14.42       $11.11
                                                      ======      ======       ======      ======       ======
Total return(1)                                        34.81%      12.05%        9.85%      35.14%       (4.69)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $260,615     $51,440      $22,108     $22,207      $17,014
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                                1.30%(5)    1.30%        1.30%(5)    1.30%        1.30%
   Net investment income                                3.52%       4.48%        3.97%       4.14%        4.30%
Portfolio turnover                                        16%         14%          39%         17%          22%


                                                                              CLASS B
                                                  ----------------------------------------------------------------
                                                                      YEAR ENDED NOVEMBER 30,
                                                       2003         2002        2001        2000         1999
                                                     --------     --------    --------    --------     --------
Net asset value, beginning of period                  $15.46      $15.11       $14.29      $11.04       $12.19
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                0.48(2)     0.57(2)      0.48(2)     0.42         0.42(2)
   Net realized and unrealized gain (loss)              4.59        1.03         0.80        3.24        (1.06)
                                                      ------      ------       ------      ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                   5.07        1.60         1.28        3.66        (0.64)
                                                      ------      ------       ------      ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income                (0.50)      (0.56)       (0.46)      (0.41)       (0.51)
   Dividends from net realized gains                   (0.12)      (0.69)          --          --           --
                                                      ------      ------       ------      ------       ------
     TOTAL DISTRIBUTIONS                               (0.62)      (1.25)       (0.46)      (0.41)       (0.51)
                                                      ------      ------       ------      ------       ------
Change in net asset value                               4.45        0.35         0.82        3.25        (1.15)
                                                      ------      ------       ------      ------       ------
NET ASSET VALUE, END OF PERIOD                        $19.91      $15.46       $15.11      $14.29       $11.04
                                                      ======      ======       ======      ======       ======
Total return(1)                                        33.76%      11.23%        9.09%      34.05%       (5.38)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $39,299     $17,984      $12,565     $13,184      $12,241
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(4)                                2.05%(5)    2.05%        2.05%(5)    2.05%        2.05%
   Net investment income                                2.79%       3.70%        3.25%       3.44%        3.54%
Portfolio turnover                                        16%         14%          39%         17%          22%

------------------------------

(1) Maximum sales charges are not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.34%, 1.61%, 1.76%, 1.79% and 1.75% for the periods ended November 30, 2003, 2002,
    2001, 2000 and 1999, respectively.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.09%, 2.37%, 2.52%, 2.54% and 2.50% for the periods ended November 30, 2003, 2002,
    2001, 2000 and 1999, respectively.
(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
                                                Phoenix Multi-Portfolio Fund  45

--------------------------------------------------------------------------------

DUFF & PHELPS REAL ESTATE SECURITIES FUND

                                                     CLASS C
                                               -----------------
                                                      FROM
                                                   INCEPTION
                                                   7/25/03 TO
                                                    11/30/03
                                                 ------------

Net asset value, beginning of period                $17.90
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                       0.19(2)
   Net realized and unrealized gain (loss)            2.13
                                                    ------
     TOTAL FROM INVESTMENT OPERATIONS                 2.32
                                                    ------
LESS DISTRIBUTIONS
   Dividends from net investment income              (0.15)
   Distributions from net realized gains                --
                                                    ------
     TOTAL DISTRIBUTIONS                             (0.15)
                                                    ------
Change in net asset value                             2.17
                                                    ------
NET ASSET VALUE, END OF PERIOD                      $20.07
                                                    ======
Total return(1)                                      13.03%(6)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $4,785
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                              2.05%(4)(5)
   Net investment income                              2.88%(5)
Portfolio turnover                                      16%(6)

------------------------------

(1) Maximum sales charge is not reflected in total return calculation.
(2) Computed using average shares outstanding.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.07% for the period ended November 30, 2003.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5) Annualized.
(6) Not annualized.

46 Phoenix Multi-Portfolio Fund

--------------------------------------------------------------------------------

PHOENIX-GOODWIN EMERGING MARKETS BOND FUND

                                                                              CLASS A
                                                    -------------------------------------------------------------
                                                                     YEAR ENDED NOVEMBER 30,
                                                       2003       2002(7)       2001        2000         1999
                                                     --------     --------    --------    --------     --------
Net asset value, beginning of period                  $ 6.80      $ 6.58       $ 6.96      $ 7.69       $ 7.20
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                0.65        0.67(2)      0.90        1.32(2)      1.23
   Net realized and unrealized gain (loss)              1.24        0.26        (0.36)      (1.05)        0.40
                                                      ------      ------       ------      ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                   1.89        0.93         0.54        0.27         1.63
                                                      ------      ------       ------      ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income                (0.62)      (0.57)       (0.92)      (1.00)       (1.14)
   Dividends from net realized gains                      --          --           --          --           --
   Return of capital                                      --       (0.14)          --          --           --
                                                      ------      ------       ------      ------       ------
     TOTAL DISTRIBUTIONS                               (0.62)      (0.71)       (0.92)      (1.00)       (1.14)
                                                      ------      ------       ------      ------       ------
Change in net asset value                               1.27        0.22        (0.38)      (0.73)        0.49
                                                      ------      ------       ------      ------       ------
NET ASSET VALUE, END OF PERIOD                        $ 8.07      $ 6.80       $ 6.58      $ 6.96       $ 7.69
                                                      ======      ======       ======      ======       ======
Total return(1)                                        28.94%      14.55%        7.42%       2.44%       25.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $35,910     $31,401      $30,202     $32,344      $54,849
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                   1.49%(6)    1.58%(5)     1.58%(4)    1.51%(3)     1.56%
   Net investment income                                7.42%       9.67%       13.09%      16.47%       17.96%
Portfolio turnover                                       491%        588%         932%        528%         326%


                                                                               CLASS B
                                                     -------------------------------------------------------------
                                                                       YEAR ENDED NOVEMBER 30,
                                                       2003       2002(7)        2001        2000         1999
                                                     --------    --------      --------    --------     --------
Net asset value, beginning of period                  $ 6.68      $ 6.47       $ 6.86      $ 7.60       $ 7.13
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                0.56        0.60(2)      0.84        1.29(2)      1.17
   Net realized and unrealized gain (loss)              1.24        0.27        (0.37)      (1.09)        0.40
                                                      ------      ------       ------      ------       ------
   TOTAL FROM INVESTMENT OPERATIONS                     1.80        0.87         0.47        0.20         1.57
                                                      ------      ------       ------      ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income                (0.57)      (0.53)       (0.86)      (0.94)       (1.10)
   Dividends from net realized gains                      --          --           --          --           --
   Return of capital                                      --       (0.13)          --          --           --
                                                      ------      ------       ------      ------       ------
     TOTAL DISTRIBUTIONS                               (0.57)      (0.66)       (0.86)      (0.94)       (1.10)
                                                      ------      ------       ------      ------       ------
Change in net asset value                               1.23        0.21        (0.39)      (0.74)        0.47
                                                      ------      ------       ------      ------       ------
NET ASSET VALUE, END OF PERIOD                        $ 7.91      $ 6.68       $ 6.47      $ 6.86       $ 7.60
                                                      ======      ======       ======      ======       ======

Total return(1)                                        27.91%      13.80%        6.68%       1.60%       24.52%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $44,671     $46,865      $48,495     $51,112      $58,453
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                   2.24%(6)    2.33%(5)     2.33%(4)    2.26%(3)     2.31%
   Net investment income                                6.72%       8.91%       12.35%      16.10%       17.04%
Portfolio turnover                                       491%        588%         932%        528%         326%

------------------------------

(1) Maximum sales charges are not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 1.50% for Class A and would not significantly differ for Class B.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 1.57% for Class A and 2.32% for Class B.
(6) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 1.48% for Class A and 2.23% for Class B.
(7) As required, effective December 1, 2001, the Fund has adopted the provision of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended November 30, 2002, was to decrease the ratio of net investment income to average net assets from 9.79% to 9.67% and from 9.02% to 8.91% for Class A and Class B, respectively, decrease the net investment income (loss) per share from $0.61 to $0.60 for Class B and increase the net investment income (loss) per share from $0.26 to $0.27 for Class B. There was no effect on net investment income (loss) per share and net realized and unrealized gain (loss) per share for Class A. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                                                Phoenix Multi-Portfolio Fund  47

--------------------------------------------------------------------------------

PHOENIX-GOODWIN EMERGING MARKETS BOND FUND

                                                                               CLASS C
                                                    --------------------------------------------------------------
                                                                       YEAR ENDED NOVEMBER 30,
                                                       2003       2002(4)      2001        2000         1999
                                                     --------    --------    --------    --------     --------
Net asset value, beginning of period                  $ 6.73      $ 6.51       $ 6.89      $ 7.63       $ 7.17
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                0.55        0.61(2)      0.85        1.25(2)      1.17
   Net realized and unrealized gain (loss)              1.24        0.27        (0.37)      (1.05)        0.39
                                                      ------      ------       ------      ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                   1.79        0.88         0.48        0.20         1.56
                                                      ------      ------       ------      ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income (loss)         (0.57)      (0.53)       (0.86)      (0.94)       (1.10)
   Dividends from net realized gains                      --          --           --          --           --
   Return of capital                                      --       (0.13)          --          --           --
                                                      ------      ------       ------      ------       ------
     TOTAL DISTRIBUTIONS                               (0.57)      (0.66)       (0.86)      (0.94)       (1.10)
                                                      ------      ------       ------      ------       ------
Change in net asset value                               1.22        0.22        (0.38)      (0.74)        0.46
                                                      ------      ------       ------      ------       ------
NET ASSET VALUE, END OF PERIOD                        $ 7.95      $ 6.73       $ 6.51      $ 6.89       $ 7.63
                                                      ======      ======       ======      ======       ======
Total return(1)                                        27.54%      13.88%        6.65%       1.73%       24.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $3,418      $2,783       $2,399      $2,365       $3,010
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                   2.24%(2)    2.33%(3)     2.33%(3)    2.26%(3)     2.31%(3)
   Net investment income                                6.76%(3)    8.83%       12.37%      15.99%       16.47%
Portfolio turnover                                       491%        588%         932%        528%         326%

------------------------------

(1) Maximum sales charges are not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(4) As required, effective December 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended November 30, 2002, was to decrease the net investment income to average net assets from 8.95% to 8.83%, and decrease the net investment income (loss) per share from $0.62 to $0.61 and increase the net realized and unrealized gain (loss) per share from $0.26 to $0.27. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

48  Phoenix Multi-Portfolio Fund

--------------------------------------------------------------------------------

PHOENIX-GOODWIN TAX-EXEMPT BOND FUND

                                                                              CLASS A
                                                  -----------------------------------------------------------------
                                                                      YEAR ENDED NOVEMBER 30,
                                                       2003        2002(3)      2001        2000         1999
                                                     --------     --------    --------    --------     --------
Net asset value, beginning of period                  $10.94      $10.83       $10.52      $10.29       $11.21
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                         0.40        0.44         0.48        0.57         0.52
   Net realized and unrealized gain (loss)              0.24        0.13         0.35        0.16        (0.92)
                                                      ------      ------       ------      ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                   0.64        0.57         0.83        0.73        (0.40)
                                                      ------      ------       ------      ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income                (0.39)      (0.46)       (0.52)      (0.50)       (0.52)
   Dividends from net realized gains                      --          --           --          --           --
                                                      ------      ------       ------      ------       ------
     TOTAL DISTRIBUTIONS                               (0.39)      (0.46)       (0.52)      (0.50)       (0.52)
                                                      ------      ------       ------      ------       ------
Change in net asset value                               0.25        0.11         0.31        0.23        (0.92)
                                                      ------      ------       ------      ------       ------
NET ASSET VALUE, END OF PERIOD                        $11.19      $10.94       $10.83      $10.52       $10.29
                                                      ======      ======       ======      ======       ======
Total return(1)                                         5.96%       5.38%        8.09%       7.25%       (3.66)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $71,083     $74,945      $76,268     $78,878      $88,770
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                   1.11%       1.09%        1.11%(2)    1.12%        1.01%
   Net investment income                                3.60%       4.02%        4.37%       5.54%        4.25%
Portfolio turnover                                        19%         41%          28%         12%          18%


                                                                              CLASS B
                                                  -----------------------------------------------------------------
                                                                      YEAR ENDED NOVEMBER 30,
                                                       2003       2002(3)       2001        2000         1999
                                                     --------     --------    --------    --------     --------
Net asset value, beginning of period                  $11.01      $10.89       $10.56      $10.34       $11.25
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                         0.33        0.36         0.39        0.50         0.45
   Net realized and unrealized gain (loss)              0.23        0.14         0.37        0.15        (0.93)
                                                      ------      ------       ------      ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                   0.56        0.50         0.76        0.65        (0.48)
                                                      ------      ------       ------      ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income                (0.31)      (0.38)       (0.43)      (0.43)       (0.43)
   Dividends from net realized gains                      --          --           --          --           --
                                                      ------      ------       ------      ------       ------
     TOTAL DISTRIBUTIONS                               (0.31)      (0.38)       (0.43)      (0.43)       (0.43)
                                                      ------      ------       ------      ------       ------
Change in net asset value                               0.25        0.12         0.33        0.22        (0.91)
                                                      ------      ------       ------      ------       -----
NET ASSET VALUE, END OF PERIOD                        $11.26      $11.01       $10.89      $10.56       $10.34
                                                      ======      ======       ======      ======       ======
Total return(1)                                         5.15%       4.62%        7.35%       6.41%       (4.35)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $3,891      $5,387       $5,118      $4,870       $5,651
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                   1.86%       1.84%        1.86%(2)    1.87%        1.76%
   Net investment income                                2.85%       3.26%        3.62%       4.77%        3.51%
Portfolio turnover                                        19%         41%          28%         12%          18%

------------------------------

(1) Maximum sales charges are not reflected in the total return calculation.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) As required, effective December 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended November 30, 2002 was to decrease the ratio of net investment income to average net assets from 3.27% to 3.26% for Class B. There was no net effect for Class A. There was no net investment income
    (loss) per share or net realized and unrealized gain (loss) per share for either class. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                                                Phoenix Multi-Portfolio Fund  49

                                                                  --------------
                                                                     PRSRT STD
                                                                   U.S. Postage
                                                                      P A I D
                                                                      Andrew
                                                                    Associates
                                                                  --------------



PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480


[Logo]PHOENIX
      INVESTMENT PARTNERS, LTD.
      A member of The Phoenix Companies, Inc.





ADDITIONAL INFORMATION

You can find more information about the funds in the following documents:

ANNUAL AND SEMIANNUAL REPORTS
Annual and semiannual reports contain more information about the funds' investments. The annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the funds. It is incorporated by reference and is legally part of the prospectus.

You may obtain a free copy of these documents by writing to Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480, by calling 1-800-243-4361, or by visiting PhoenixInvestments.com to send an email request.

Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-942-8090. This information is also available on the SEC's Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Mutual Fund Services: 1-800-243-1574
Advisor Consulting Group: 1-800-243-4361
Text Telephone: 1-800-243-1926





NOT INSURED BY FDIC/NCUA OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.

Investment Company Act File No. 811-5436
PXP 467 (3/04)